Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of May 26, 2017, is by and between ALJ Regional Holdings, a Delaware corporation (the “Parent”) and Vertex Business Services LLC, a Delaware limited liability company (“Seller”).

WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of May 15, 2017 (the “Asset Purchase Agreement”), by and among Faneuil, Inc. (the “Buyer”), Parent and Seller, Buyer, Parent and Seller have effected or agreed to effect the sale of all or substantially all of the assets relating to the Business (as defined in the Asset Purchase Agreement) in exchange for, among other things, shares of Parent’s common stock, par value $0.01 per share (the “Common Stock”); and

WHEREAS, pursuant to the Asset Purchase Agreement, the Parent wishes to grant certain registration rights with respect to the Common Stock held by the Seller on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.Definitions.

(a)Unless otherwise defined herein, the terms below shall have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Affiliate” shall mean, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person.

“Agreement” shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks are required or permitted by law to be closed in the City of New York in the State of New York or the City of Dallas in the State of Texas.

“Control” (including the terms “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

“Holder” shall mean Seller, and any transferee of Seller to whom Registrable Securities are permitted to be transferred in accordance with the terms of this Agreement, and, in each case, who continues to be entitled to the rights of a Holder hereunder.

“NASD” shall mean the National Association of Securities Dealers, Inc., or any successor entity thereof.

“Person” shall mean any individual, corporation, partnership, joint venture, firm, trust, unincorporated organization, government or any agency or political subdivision thereof or other entity.

“Registrable Securities” shall mean (a) the shares of Common Stock issued pursuant to the Asset Purchase Agreement and held by a Holder and (b) any Securities issuable or issued or distributed in respect of any of the Common Stock identified in clause (a) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise.  For purposes of this Agreement, (i) Registrable Securities shall cease to be Registrable Securities when a Shelf Registration Statement covering the  Registrable Securities has been declared effective under the Securities Act by the SEC and the Registrable Securities have been disposed of pursuant to such effective Shelf Registration Statement and (ii) the Registrable Securities of a Holder shall not be deemed to be Registrable Securities at any time when the entire amount of such Registrable Securities proposed to be sold by such Holder in a single sale constitute less than 1% of the then outstanding shares of Common Stock and are or, in the opinion of counsel satisfactory to the Parent and such Holder, each in their reasonable judgment, may be, so distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in any three month period or any such Registrable Securities have been sold in a sale made pursuant to Rule 144 of the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

“SEC” shall mean the Securities and Exchange Commission, or any successor thereto.

(b)The following terms have the meanings set forth in the Section set forth opposite such term:

Term	Section
Asset Purchase Agreement	Recitals
Blackout Period	6
Common Stock	Recitals
Damages	8(a)
Holder Indemnified Party	8(a)
Indemnified Party	8(d)
Indemnifying Party	8(d)
Parent Indemnified Party	8(b)
Registration Period	4(a)
Shelf Registration	2
Shelf Registration Statement	2

2.Shelf Registration. After receipt of a written request from a Holder requesting that the Parent effect a registration under the Securities Act for an offering covering all of the Registrable Securities to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a “Shelf Registration”), the Parent shall, as expeditiously as is possible, but in any event no later than thirty (30) days (excluding any days which occur during a permitted Blackout Period under Section 3 below) after receipt of a written request for a Shelf Registration and in no event prior to May 20, 2017, file with the SEC and use its reasonable best efforts to cause to be declared effective, a registration statement registering the resale from time to time by Holders thereof of all of the Registrable Securities (the “Shelf Registration Statement”) relating to all shares of Registrable Securities held by the Holders which the Parent has been requested to register for sale. The Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders and any disposition of the Registrable Securities shall be made in accordance with the methods of distribution set forth in the Shelf Registration Statement, provided, that in no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities.

3.Blackout Periods. The Parent shall have the right to delay the filing or  effectiveness of the Shelf Registration Statement required pursuant to Section 2 hereof during no more than two (2) periods aggregating to not more than 90 days in any twelve-month period (a “Blackout Period”) in the event that (i) the Parent would, in accordance with the advice of its counsel, be required to disclose in the prospectus information that the Parent has a bona fide business purpose for preserving as confidential and (ii) in the good faith judgment of the Parent’s Board of Directors, there is a reasonable likelihood that such disclosure or any other action to be taken in connection with the prospectus, would materially and adversely affect or interfere with any financing, acquisition, merger, disposition of assets (not in the ordinary course of business), corporate reorganization or other similar transaction in which the Parent is engaged or in respect of which the Parent has taken a substantial step to commence, or there is an event or state of facts relating to the Parent which is material to the Parent, the disclosure of which would, in the good faith judgment of the Parent be adverse to its interests; provided, however, that the Parent shall delay during such Blackout Period the filing or effectiveness of any Shelf Registration Statement required pursuant to the registration rights of the holders of any Securities of the Parent.  The Parent shall have no obligation to include in any such notice any reference to or description of the facts based upon which the Parent is delivering such notice.

4.Registration Procedures. If the Parent is required by the provisions of Section 2 to use its reasonable best efforts to effect the registration of the Registrable Securities under the Securities Act, the Parent will, as expeditiously as possible:

(a)prepare and file with the SEC a Shelf Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Shelf Registration Statement promptly to become and remain effective for a period of time required for the disposition of such Registrable Securities by the Holders thereof but not to exceed 180 days (as such time period may be extended pursuant to Section 4(k), the “Registration Period”); provided, however, that before filing such Shelf Registration Statement or any amendments thereto (for purposes of this subsection, amendments shall not be deemed to include any filing that the Parent is required to make pursuant to the Exchange Act), the Parent shall furnish the representatives of the Holders referred to in Section 4(l) copies of all documents proposed to be filed, which documents will be subject to the review of such counsel. The Parent shall not be deemed to have used its commercially reasonable efforts to keep a Shelf Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Holders of the Registrable Securities not being able to sell the Registrable Securities during that period, unless such action is required under applicable law;

(b)prepare and file with the SEC such amendments and supplements to such Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Shelf Registration Statement until the earlier of such time as all such Registrable Securities have been disposed of in a public offering or the expiration of the Registration Period;

(c)furnish to the selling Holders such number of conformed copies of the Shelf Registration Statement and each such amendment and supplement thereto (including in each case all exhibits, financial statements and schedules), and of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling Holders may reasonably request;

(d)use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such Shelf Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each Holder of such Registrable Securities shall reasonably request, to keep such registration or qualification in effect for so long as such Shelf Registration Statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided, however, that the Parent shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in or file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and provided, further, that the Parent shall not be required to qualify the Registrable Securities in any jurisdiction in which the securities regulatory authority requires that any Holder submit any shares of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless such Holder agrees to do so), and do such other reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in such jurisdiction of the Registrable Securities covered by such Shelf Registration Statement;

(e)furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 2, on the date that the Shelf Registration Statement becomes effective, (1) a signed opinion, dated such date, of the independent legal counsel representing the Parent for the purpose of such registration, addressed to the Holders making such request, as to such matters as the Holders holding a majority of the Registrable Securities included in such registration may reasonably request and as would be customary in such a transaction; and (2) letters dated such date and the date the offering is priced from the independent certified public accountants of the Parent, addressed to the Holders making such request and, if such accountants refuse to deliver such letters to such Holders, then to the Parent (i) stating that they are independent certified public accountants within the meaning of the 1933 Act and that, in the opinion of such accountants, the financial statements and other financial data of the Parent included in the Shelf Registration Statement or the Prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and (ii) covering such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as the Holders holding a majority of the Registrable Securities included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction;

(f)enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities;

(g)otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make earnings statements satisfying the provisions of Section 11(a) of the Securities Act generally available to the Holders no later than 45 days after the end of any twelve-month period (or 90 days, if such period is a fiscal year), beginning with the first month of the Parent’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statements shall cover said twelve-month periods;

(h)use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Parent are listed or traded;

(i)give written notice to the Holders:

(i)when such Shelf Registration Statement or any amendment thereto has been filed with the SEC and when such Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)of any request by the SEC for amendments or supplements to such Shelf Registration Statement or the prospectus included therein or for additional information;

(iii)of the issuance by the SEC of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation of any proceedings for that purpose;

(iv)of the receipt by the Parent or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)of the happening of any event that requires the Parent to make changes in such Shelf Registration Statement or the prospectus in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made);

(j)use its commercially reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement at the earliest possible time;

(k)upon the occurrence of any event contemplated by Section 4(i)(v) above, promptly prepare a post-effective amendment to such Shelf Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Parent notifies the Holders in accordance with Section 4(i)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders shall suspend use of such prospectus and use their commercially reasonable efforts to return to the Parent all copies of such prospectus other than permanent file copies then in such Holder’s possession, and the period of effectiveness of such Shelf Registration Statement provided for above shall be extended by the number of days from and including the date of the giving of such notice to the date Holders shall have received such amended or supplemented prospectus pursuant to this Section 4(k);

(l)promptly make available for inspection by the representatives of the Holders and any attorney, accountant or other agent retained by such Holder or representative all relevant financial and other records, pertinent corporate documents and properties of the Parent as the Holder may reasonably request and cause the Parent’s officers, directors and employees to supply all relevant information reasonably requested by such representative or attorney, accountant or agent in connection with the registration; and

(m)use commercially reasonable efforts to procure the cooperation of the Parent’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders.

5.Furnish Information. It shall be a condition precedent to the obligation of the Parent to take any action pursuant to this Agreement in respect of the Registrable Securities which are to be registered at the request of any Holder that such Holder shall furnish to the Parent such information regarding the Registrable Securities held by such Holder and the intended method of disposition thereof as the Parent shall reasonably request and as shall be required to effect the registration of such Holder’s Registrable Securities.

6.Expenses. All expenses incurred in connection with the Shelf Registration pursuant to Section 2 of this Agreement, including without limitation all registration, filing and qualification fees, word processing, duplicating, printers’ and accounting fees (including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance), fees of the NASD or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws and fees and disbursements of counsel for the Parent shall be paid by the Parent, except that:

(a)all such expenses in connection with any amendment or supplement to a Shelf Registration Statement or Prospectus filed after the Registration Period because any Holder has not effected the disposition of the Registrable Securities requested to be registered shall be paid by such Holder;

(b)if a request for a Shelf Registration pursuant to Section 2 of this Agreement is subsequently withdrawn at the request of the Holders of a number of shares of Registrable Securities such that the remaining Holders requesting registration would not have been able to request registration under the provisions of Section 2 of this Agreement, such withdrawing Holders shall bear such expenses unless such withdrawing Holders shall forfeit their right to the Demand for Registration requests otherwise required to be used pursuant to Section 2 of this Agreement; and

(c)the Holders shall bear and pay any fees and expenses incurred in respect of counsel or other advisors to the Holders.

7.Rule 144 Information. With a view to making available the benefits of Rule 144 under the Securities Act and any other rules and regulations of the SEC that may at any time permit the sale of the Registrable Securities to the public without registration, the Parent agrees to:

(a)make and keep adequate current public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)file with the SEC in a timely manner all reports and other documents (i) required of the Parent under the Securities Act and the Exchange Act, for so long as the Parent remains subject to such requirements, and (ii) required for sales under Rule 144;

(c)submit electronically and post on its corporate website, if any, every interactive data file required to be submitted and posted pursuant to Rule 405 of Regulation S-T; and

(d)furnish promptly to each Holder of Registrable Securities upon request (i) to the extent accurate, a written statement by the Parent that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act and (ii) such other information as may be reasonably requested to permit such Holder to sell Registrable Securities pursuant to Rule 144 without registration.

8.Indemnification and Contribution.

(a)The Parent shall indemnify and hold harmless each Holder, such Holder’s  directors and officers, each Person who participates in any offering of the Registrable Securities and each Person, if any, who Controls such Holder or participating Person (each a “Holder Indemnified Party”), against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon: (i) any untrue or alleged untrue statement of any material fact contained in the Shelf Registration Statement on the effective date thereof (including any prospectus filed under Rule 424 under the

Securities Act or any amendments or supplements thereto) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (such losses, claims, damages and liabilities, “Damages”) and the Parent shall reimburse each Holder Indemnified Party for any legal or other expenses reasonably incurred by such Holder Indemnified Party (but not in excess of expenses incurred in respect of one counsel for all such Holder Indemnified Parties unless there is an actual conflict of interest between any Holder Indemnified Parties, which Holder Indemnified Parties may be represented by separate counsel) in connection with investigating or defending any claim or proceeding from which Damages may result; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such Damages if such settlement is effected without the consent of the Parent (which consent shall not be unreasonably withheld); provided, further, that the Parent shall not be liable to any Holder Indemnified Party for any Damages to the extent that such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with the Shelf Registration Statement, preliminary or final prospectus, or amendments or supplements thereto in reliance upon and in conformity with written information furnished by or on behalf of a Holder Indemnified Party expressly for use in connection with such registration by any such Holder Indemnified Party.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnified Party.

(b)Each Holder requesting or joining in a registration severally and not jointly shall indemnify and hold harmless the Parent, each of its directors and officers, each Person, if any, who Controls the Parent, and each agent for the Parent (within the meaning of the Securities Act) (each, a “Parent Indemnified Party”) against any Damages, joint or several, to which a Parent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement  on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Shelf Registration Statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder shall reimburse each Parent Indemnified Party for any legal or other expenses reasonably incurred by such Parent Indemnified Party (but not in excess of expenses incurred in respect of one counsel for all of the Parent Indemnified Parties unless there is an actual conflict of interest between any Parent Indemnified Parties, which Parent Indemnified Parties may be represented by separate counsel) in connection with investigating or defending any claim or proceeding from which Damages may result; provided, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such Damages if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld), and provided further, that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the net proceeds from the sale of the Registrable Securities sold by such

Holder under the Shelf Registration Statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by the Shelf Registration Statement.

(c)If the indemnification provided for in this Section 8 from an indemnifying party is unavailable to an indemnified party hereunder in respect of any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such Damages, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that, in any such case no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by a party as a result of the Damages referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. If the allocation provided in this paragraph (c) is not permitted by applicable law, the parties shall contribute based upon the relevant benefits received by the Parent from the initial offering of the Registrable Securities on the one hand and the net proceeds received by the Holders from the sale of Registrable Securities on the other.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(c).

(d)Any Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to the party owing indemnification obligations to such Person (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure so to notify the Indemnified Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnifying Party hereunder unless such failure is materially prejudicial to the Indemnifying Party.  If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party.  The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or

(B) there are one or more legal defenses available to it which are substantially different from or additional to those available to the Indemnifying Party.  No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

(e)The agreements contained in this Section 8 shall survive the transfer of the Registrable Securities by any Holder and sale of all of the Registrable Securities pursuant to the Shelf Registration Statement and shall otherwise survive the termination of this Agreement and remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or such director, officer or participating or Controlling Person.

9.Certain Additional Limitations on Registration Rights. Notwithstanding the other provisions of this Agreement, the Parent shall not be obligated to register the Registrable Securities of any Holder if such Holder shall fail to furnish to the Parent necessary information in respect of the distribution of the Registrable Securities.

10.No Inconsistent Agreements. The Parent will not hereafter enter into any agreement with respect to its securities, which is inconsistent in any material respects with the rights granted to the Holders in this Agreement.

11.Miscellaneous.

(a)Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of the Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(b)Amendments and Waivers; Assignment.

(i)Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Parent and a majority in interest of the Holders or, in the case of a waiver, by the party or parties against whom the waiver is to be effective; provided, however, that waiver by the Holders shall require the consent of a majority in interest of the Holders.

(ii)No failure or delay by any party in exercising any right, power or privilege hereunder (other than a failure or delay beyond a period of time specified herein) shall operate as a waiver thereof and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c)Notice Generally.  All notices, request, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by notice given in accordance with this Section 11(c):

(i)If to any Holder, at its last known address appearing on the books of the Parent maintained for such purpose.

(ii)If to the Parent, at

ALJ Regional Holdings, Inc.

244 Madison Avenue

PMB #358

New York, New York 10016
Attention: Chief Financial Officer

Email: t.robert.christ@gmail.com

with a copy (which shall not constitute notice) to:

Shearman & Sterling LLP
1460 El Camino Real, Floor 2

Menlo Park, CA 94025
Attn:  Chris Forrester
Email: chris.forrester@shearman.com
Facsimile No.: 650-838-5173

or at such other address as may be substituted by notice given as herein provided.

(d)Successors and Assigns; Third Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and the successors and permitted assigns of the parties hereto as hereinafter provided.  No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party; provided, however, that the registration rights of any Holder with respect to any Registrable Securities shall be transferred to any Person who is the transferee of the Registrable Securities.  All of the obligations of the Parent hereunder shall survive any such transfer.  No assignment shall relieve the assigning party of any of its obligations hereunder.  Except as provided in Section 8, no Person other than the parties hereto and their respective successors and permitted assigns is intended to be a beneficiary of this Agreement and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever.

(e)Headings.  The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

(f)Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(i)Any claim, action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be heard and determined in any state or federal court sitting in the State of Delaware, and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom in any such claim, action, suit or proceeding) and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such claim, action, suit or proceeding in any such court or that any such claim, action, suit or proceeding that is brought in any such court has been brought in an inconvenient forum.

(ii)Subject to applicable law, process in any such claim, action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Nothing herein shall affect the right of any party to serve legal process in any other manner permitted by law or at equity.  WITH RESPECT TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT, EACH OF THE PARTIES IRREVOCABLY WAIVES AND RELEASES TO THE OTHER ITS RIGHT TO A TRIAL BY JURY, AND AGREES THAT IT WILL NOT SEEK A TRIAL BY JURY IN ANY SUCH PROCEEDING.

(g)Severability.  If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party.  Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(h)Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

(i)Cumulative Remedies.  The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies.  Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

(j)Construction.  Each party hereto acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Agreement and that no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any Dispute relating to, in connection with or involving this Agreement.  Accordingly, the parties hereto hereby waive the benefit of any rule of Law or any legal decision that would require, in cases of uncertainty, that the language of a contract should be interpreted most strongly against the party who drafted such language.

(k)Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts (including by facsimile or PDF), each of which shall be an original with the same effect as if the signatures thereto were upon the same instrument.  This Agreement shall become effective when each party shall have received a counterpart hereof signed by the other party.

[Signatures appear on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Vertex Business Services LLC

By:	/s/ Brad Almond
Name: Brad Almond
Title: Chief Financial Officer

ALJ Regional Holdings, Inc.

By:	/s/ Jess Ravich
Name: Jess Ravich
Title: Executive Chairman

[Signature Page to Registration Rights Agreement]

DM_US 81435368-4.102329.0011